                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  JULY 31, 1998




A.  PRINCIPAL BALANCE RECONCILIATION

                                                                                                                   NUMBER OF
                                                              A-1                A-2                 TOTAL         ACCOUNTS
                                                           -----------------------------------------------------------------
    (A)  Original Principal Balance                        200,979,000.00      52,245,989.00    253,224,989.00       21106
                                                           -----------------------------------------------------------------
    (B)  Beginning Period Principal Balance                 53,311,345.06      52,245,989.00    105,557,334.06       11064
                                                           -----------------------------------------------------------------
    (C)  Collections (Regular Payments)                      3,013,506.79               0.00      3,013,506.79         N/A
                                                           -----------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                     2,439,483.50               0.00      2,439,483.50         430
                                                           -----------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                          0.00               0.00              0.00
                                                           -----------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                   50,397.59               0.00         50,397.59         N/A
                                                           -----------------------------------------------------------------
    (G)  Principal Reductions (Other)                                0.00               0.00              0.00           0
                                                           -----------------------------------------------------------------
    (H)  Gross Charge Offs                                     271,312.23               0.00        271,312.23          31
                                                           -----------------------------------------------------------------
    (I)  Repurchases                                            37,031.89               0.00         37,031.89          18
                                                           -----------------------------------------------------------------
    (J)  Ending Balance                                     47,499,613.06      52,245,989.00     99,745,602.06       10585
                                                           -----------------------------------------------------------------

    Notional Principal Balance:
    (K)  Beginning                                                                               40,983,967.50
                                                                                                 -------------
    (L)  Ending                                                                                  36,941,594.60
                                                                                                 -------------

    (M)  Certificate Factor                                    23.6341175%       100.0000000%       39.3901101%
                                                           -----------------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                     TOTAL
                                                                                                 -------------
    (A)  Cash Wired                                                                               6,639,832.90
                                                                                                 -------------
    (B)  Interest Wired/Earned                                                                       23,645.77
                                                                                                 -------------
    (C)  Withdrawal from Payahead Account                                                            50,397.59
                                                                                                 -------------
    (D)  Advances                                                                                         0.00
                                                                                                 -------------
    (E)  Repurchases                                                                                 37,031.89
                                                                                                 -------------
    (F)  Gross Charge-Off Recoveries                                                                 82,178.81
                                                                                                 -------------
    (G)  Gross Charge-Off Advances                                                                    6,421.24
                                                                                                 -------------
    (H)  Spread Account Withdrawal                                                                        0.00
                                                                                                 -------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                            0.00
                                                                                                 -------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                            0.00
                                                                                                 -------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                             0.00
                                                                                                 -------------

             TOTAL COLLECTIONS                                                                    6,839,508.20
                                                                                                 -------------


C.  TRUSTEE DISTRIBUTION
                                                                                                    TOTAL
                                                                                                 -------------
    (A)  Total Cash Flow                                                                          6,839,508.20
                                                                                                 -------------
    (B)  Unrecovered Interest Advances                                                                5,953.19
                                                                                                 -------------
    (C)  Servicing Fee (Due and Unpaid)                                                              87,964.45
                                                                                                  -------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                   279,440.30
                                                                                                 -------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                   286,917.56
                                                                                                 -------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                     107,582.91
                                                                                                 -------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                                5,811,732.00
                                                                                                 -------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                        0.00
                                                                                                 -------------
    (I)  Reinsurance Fee                                                                                  0.00
                                                                                                 -------------
    (J)  Surety Bond Fee                                                                             14,294.73
                                                                                                 -------------
    (K)  First Loss Protection                                                      1,100.06
                                                                                    --------
    (L)        Surety Bond Premium                                                 13,194.67
                                                                                   ---------------------------
    (M)  Interest Advance Recovery Payments                                                          46,483.54
                                                                                                 -------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                             0.00
                                                                                                 -------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                             0.00
                                                                                                 -------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                               0.00
                                                                                                 -------------
    (Q)  Deposit to Payahead                                                                              0.00
                                                                                                 -------------

                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  July 31, 1998

                                                                                                 ---------------
    (R)  Bank Account Interest to Servicer                                                             23,645.77
                                                                                                 ---------------
    (S)  Excess Yield                                                                                 175,493.75
                                                                                                 ---------------

             BALANCE                                                                                        0.00
                                                                                                 ---------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                Spread Account      Surety Bond
                                                                             -----------------------------------
    (A)  Beginning Balance                                                        3,298,361.25    103,146,466.40
                                                                             -----------------------------------
    (B)  Additions to Spread Amount                                                 175,493.75               N/A
                                                                             -----------------------------------
    (C)  Interest Earned                                                             15,070.62
                                                                             -----------------------------------
    (D)  Draws                                                                            0.00              0.00
                                                                             -----------------------------------
    (E)  Reimbursement for Prior Draws                                                     N/A              0.00
                                                                             -----------------------------------
    (F)  Distribution of Funds to "IC" Class or Servicer                                  0.00              0.00
                                                                             -----------------------------------
    (G)  Ending Balance                                                           3,488,925.62     97,209,146.03
                                                                             -----------------------------------

    (H)  Required Balance                                                         3,740,460.08     97,209,146.03
                                                                             -----------------------------------
    (I)  Distribution to "IC" Class                                                       0.00
                                                                             -----------------


E.  CURRENT RECEIVABLES DELINQUENCY
           #Payment Delinquency                                   Number             Balance
                                                             ---------------------------------
    (A)  31-60                                                      49              433,760.01
                                                             ---------------------------------
    (B)  61-90                                                      25              275,702.80
                                                             ---------------------------------
    (C)  91+                                                        12               99,644.41
                                                             ---------------------------------
    (D)  Total                                                      86              809,107.22
                                                             ---------------------------------


F.  EXCESS YIELD
                                                          Excess Yield              Pool             Excess Yield
                             Month                           Balance               Balance           (Annualized %)
                             -----                       ---------------------------------------------------------
    (A)  Current                                            175,493.75           99,745,602.06            2.1113%
                                                         ---------------------------------------------------------
    (B)  1st Previous                                        61,129.42          105,557,334.06            0.6949%
                                                         ---------------------------------------------------------
    (C)  2nd Previous                                        42,428.84          112,037,334.99            0.4544%
                                                         ---------------------------------------------------------
    (D)  3rd Previous                                       210,199.22          118,039,767.11            2.1369%
                                                         ---------------------------------------------------------
    (E)  4th Previous                                       128,018.13          124,630,130.46            1.2326%
                                                         ---------------------------------------------------------
    (F)  5th Previous                                       195,671.17          131,946,266.49            1.7796%
                                                         ---------------------------------------------------------
    (G)  Six-Month Rolling Excess Yield (>=1.75%)           135,490.09          115,326,072.53            1.4098%
                                                         ---------------------------------------------------------

G.  DELINQUENCY RATE (31+)

                                                             Month                   Pool
                      Month                                 Balance                 Balance                 %
                      -----                              ---------------------------------------------------------
    (A)  Current                                            809,107.22           99,745,602.06            0.8112%
                                                         ---------------------------------------------------------
    (B)  1st Previous                                       883,546.02          105,557,334.06            0.8370%
                                                         ---------------------------------------------------------
    (C)  2nd Previous                                     1,281,746.83          112,037,334.99            1.1440%
                                                         ---------------------------------------------------------
    (D)  Three-Month Rolling Average (less than 2%)         991,466.69          105,780,090.37            0.9373%
                                                         ---------------------------------------------------------

H.  NET LOSS RATE
                                                                                   Liquidation        Average          Defaulted
                      Month                                 Balance                  Proceeds         Balance         (Annualized)
                      -----                              ------------------------------------------------------------------------
    (A)  Current                                            401,726.99              212,593.57     102,651,468.06       2.2110%
                                                         ------------------------------------------------------------------------
    (B)  1st Previous                                       611,639.68              258,355.87     108,797,334.53       3.8966%
                                                         ------------------------------------------------------------------------
    (C)  2nd Previous                                       372,172.09              177,478.21     115,038,551.05       2.0309%
                                                         ------------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net Default Rate
          less than 3%                                      461,846.25              216,142.55     108,829,117.88       2.7092%
                                                         ------------------------------------------------------------------------

                      BAY VIEW SECURITIZATION CORPORATION
                      For Remittance Date:  July 31, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                     NUMBER                 BALANCE
                                                           -----------------------------------------------
    (A)  Collection Period Charge-Off Receivables                               31              271,312.23
                                                           -----------------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                              726            5,239,550.64
                                                           -----------------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                            NA               82,178.81
                                                           -----------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                                      NA              462,571.10
                                                           -----------------------------------------------

J. REPOSSESSIONS
                                                           -----------------------------------------------
   (A)  Collection Period Repossessions                                         25              300,961.92
                                                           -----------------------------------------------
   (B)  Aggregate Repossessions                                                499            5,904,173.39
                                                           -----------------------------------------------
   (C)  Unliquidated Repossessions                                              27              327,778.10
                                                           -----------------------------------------------

K.  FORCED PLACE INSURANCE
                                                           -----------------------------------------------
    (A)  FPI Charge-Offs                                                         0                    0.00
                                                           -----------------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                                   0                    0.00
                                                           -----------------------------------------------

L.  PAYAHEAD RECONCILIATION
                                                           -----------------------
    (A)  Beginning Balance                                              550,030.80
                                                           -----------------------
    (B)  Deposit                                                              0.00
                                                           -----------------------
    (C)  Withdrawal                                                      50,397.59
                                                           -----------------------
    (D)  Ending Balance                                                 499,633.21
                                                           -----------------------



Approved By:    /s/ Michael A. Benavides
                ------------------------
                Michael A. Benavides
                Vice President, Controller
                Bay View Credit